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                                                      EXHIBIT 21

                                          SUBSIDIARIES OF THE REGISTRANT


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FirstBank




                                            PERCENTAGE                   STATE OF
SUBSIDIARY                                    OWNED                    INCORPORATION
----------                                  ----------                 -------------
First Equity Development                       100%                     New Mexico
  Corporation

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(a)  The operations of this subsidiary are included in the consolidated financial statements contained in the 2000 Annual Report to stockholders incorporated herein by reference.

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